                                     EXHIBIT 10.6

                                 AMENDMENT AGREEMENT

    This agreement to amend (the "Amendment") the Management Incentive
Agreement effective January 1, 1994 (the "Agreement"), issued pursuant to the Coca-Cola Bottling Company of the Southwest Management Incentive Plan (the "Plan") is entered by and among Coca-Cola Bottling Company of the Southwest (the "Company") and E. T. Summers, III.

    WHEREAS, The Coca-Cola Bottling Group (Southwest), Inc. (the "Parent"), the corporate parent of the Company, desires to establish a Management Incentive Plan ("Parent Plan") based on three-year cumulative cash flow for the combined operations of the Southwest Coca-Cola Bottling Company, Inc. and Texas Bottling Group, Inc.;

    WHEREAS, the Plan is based solely on the cash flow of the Company for a five-year period which overlaps the time period to be covered by the Parent Plan, and is therefore redundant;

    WHEREAS, the Board of Directors of the Company believes that the Parent
Plan will be more advantageous for the Company because it will align the efforts of the Parent, the Company, Southwest Coca-Cola Bottling Company, Inc. and Texas Bottling Group, Inc. to improve the financial performance of all four entities; and

    WHEREAS, the Board of Directors of the Company has approved the revisions to the Plan and the Agreement incorporated in this Amendment;

    NOW, THEREFORE, in consideration of the foregoing, the payments to be received under the Plan and for other good and valuable consideration, the parties to this Amendment agree as follows:

    A.   Paragraph 1 of the Agreement is hereby amended to read as follows:

    "1. PAYMENT OF BONUS. If Manager qualifies to receive the Incentive Bonus, the Annual Component of the Incentive Bonus will be paid on June 13, 1997, one-half of the Three Year Component of the Incentive Bonus will be paid on March 1, 1998 and the remaining one-half of the Three Year Component of the Incentive Bonus will be paid on March 1, 1999."

    B.   Paragraph 2 of the Agreement is hereby amended to read as follows:

    "2. ONE-TIME BONUS CONCEPT. The amount of the Annual Component of the Incentive Bonus will be determined on June 1, 1997 by comparing the actual annual cash flow of the Company in each year from January 1, 1994 through December 31, 1996 to projected annual cash flow goals, and the Three Year Component of the Incentive Bonus will be determined by comparing the total cash flow for such three year period with the sum of the annual projected cash flow goals, according to the formula described in Paragraph 4 below."

    C. Paragraph 3 (a) of the Agreement is hereby amended by substituting the year 1996 for 1997, and deleting the reference to the financial statements for fiscal 1998.

    D. Paragraph 3 (b) of the Agreement is hereby amended by substituting the following chart of Cash Flow Targets:

              YEAR                               CASH FLOW TARGET
              ----                               ----------------

              1994                                 $ 42,615,000
              1995                                   44,746,000
              1996                                   46,983,000
                                                   ------------
              Three Year Total                     $134,344,000

    E. Paragraph 3(d) of the Agreement is hereby amended by substituting "Three" for "Five" every place where "Five" appears in the paragraph.

    F. Paragraphs 5, 6, and 7 of the Agreement are hereby amended by substituting "on the payment date" for "February 1, 1999" in each place where "February 1, 1999" appears in such paragraphs.

    APPROVED AND ACCEPTED effective June 1, 1997.


                             COCA-COLA BOTTLING COMPANY
                             OF THE SOUTHWEST

                             By:  /s/ ROBERT K. HOFFMAN
                                ------------------------------
                             Its:  Co-Chairman
                                 -----------------------------

                             /s/ E. T. SUMMERS, III
                             ----------------------------------
                             E. T. Summers, III




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